UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. __)

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Filed by a Party other than the Registrant   ☐

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☐  Definitive Proxy Statement
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COFFEE HOLDING CO., INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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COFFEE HOLDING CO., INC.	CONTROL ID:
REQUEST ID:

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS for the Annual Meeting of Stockholders
DATE:	April 8, 2016
TIME:	3:00 p.m., local time
LOCATION:	Hampton Inn & Suites located at 1120 South Avenue, Staten Island, New York 10314

HOW TO REQUEST PAPER COPIES OF OUR MATERIALS

PHONE: Call toll free 1-866-752-8683	FAX: Send this card to 202-521-3464	INTERNET: https://www.iproxydirect.com/JVA and follow the on-screen instructions.	EMAIL: proxy@iproxydirect.com. Include your Control ID in your email.

This communication represents a notice to access a more complete set of proxy materials available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement is available at: https://www.iproxydirect.com/JVA

If you want to receive a paper copy of the proxy materials you must request one. There is no charge to you for requesting a copy.  To facilitate timely delivery please make the request, as instructed above, before March 25, 2016.

you may enter your voting instructions at https://www.iproxydirect.com/JVA until 11:59 pm eastern time April 7, 2016.

The purposes of this meeting are as follows:

1. To elect two directors to serve for a three-year term to expire at the 2019 annual meeting of stockholders. The following directors have been nominated by the Nominating and Corporate Governance Committee of the Board of Directors:
Gerard DeCapua
George F. Thomas

2. To ratify the appointment of Marcum LLP as Coffee Holding Co., Inc.’s independent registered public accounting firm for the fiscal year ending October 31, 2016;

3. To hold an advisory vote on executive compensation; and

4. To transact any other business as may properly come before the Annual Meeting.

Pursuant to Securities and Exchange Commission rules, you are receiving this Notice that the proxy materials for the Annual meeting are available on the Internet. Follow the instructions above to view the materials and vote or request printed copies.
The board of directors has fixed the close of business on February 18, 2016 as the record date for the determination of stockholders entitled to receive notice of the Annual Meeting and to vote the shares of our common stock, par value $.001 per share, they held on that date at the meeting or any postponement or adjournment of the meeting.

The Board of Directors recommends that you vote ‘for’ all proposals above.

Please note - This is not a Proxy Card - you cannot vote by returning this card

Coffee Holding Co., Inc.
SHAREHOLDER SERVICES
500 Perimeter Park Drive Suite D
Morrisville NC 27560

TIME SENSITIVE SHAREHOLDER INFORMATION ENCLOSED

IMPORTANT SHAREHOLDER INFORMATION

YOUR VOTE IS IMPORTANT